SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

31.	SUBSEQUENT EVENTS

In October 2019, the Company announced that FMSI and Clean Marine AS had entered into a term sheet pursuant to which the entities will effect a business combination to create a leading provider of EGCS. The merger completed on January 23, 2020. Furthermore, the Company acquired an additional stake in the combined company from another shareholder for $0.8 million. Following the transactions, Frontline owns a 17.34% interest in the combined company.

In January 2020, the Company issued 798,000 ordinary shares under its share option scheme, the Frontline Scheme, to Robert Hvide Macleod at a strike price of $7.30 per share. Following such issuance, Frontline has an issued share capital of $197,692,321 divided into 197,692,321 ordinary shares.

In January 2020, the joint venture agreement with Golden Ocean Group Limited and companies in the Trafigura Group to establish a leading global supplier of marine fuels was completed. As a result, Frontline took a 15% interest in the joint venture company and made a $1.5 million shareholder loan to the joint venture company. Furthermore, the Company has agreed to provide a $50.0 million guarantee in respect of the performance of its subsidiaries, and two subsidiaries of an affiliate of Hemen, under a bunker supply arrangement with the joint venture.

In February 2020, the Company announced that FSL has agreed with SFL to terminate the long-term charter for the 2002-built VLCC Front Hakata upon the sale and delivery of the vessel by SFL to an unrelated third party. Frontline will receive a compensation payment of approximately $3.2 million from SFL for the termination of the current charter. The Company expects to record a gain on termination, including the compensation payment, of approximately $7.4 million in the first quarter of 2020. The charter with SFL terminated in February 2020. Following this termination, FSL will have two VLCCs on charter from SFL. In conjunction with the termination of the lease, the Company has settled the outstanding balances due under the notes payable in relation to the termination of the leases for Front Circassia, Front Page, Front Serenade, Front Stratus and Front Ariake of approximately $20.0 million.

In February 2020, the Company obtained a commitment from Crédit Agricole for a senior secured term loan facility in an amount of up to $62.5 million to part-finance the VLCC resale under construction at HSHI. The facility, which is subject to final documentation, will mature five years after delivery date, carries an interest rate of LIBOR plus a margin of 1.90% and has an amortization profile of 18 years.

In February 2020, the Company declared a cash dividend of $0.40 per share for the fourth quarter of 2019.

In March 2020, the Company signed a sale-and-leaseback agreement in an amount of up to $544.0 million with ICBCL to finance the cash amount payable upon closing of the Acquisition, which took place on March 16, 2020. The lease financing has a tenor of seven years, carries an interest rate of LIBOR plus a margin of 2.30%, has an amortization profile of 17.8 years and includes purchase options for Frontline throughout the term with a purchase obligation at the end of the term.

In March 2020, the Company closed the acquisition of 10 Suezmax tankers under the SPA with Trafigura.